PRIVATE STOCK PURCHASE AND SALE AGREEMENT	CONTRACT DE VÂNZARE-CUMPĂRARE DE PĂRŢI SOCIALE PRIVATE
THIS PRIVATE STOCK PURCHASE AND SALE AGREEMENT (this "Agreement") is made as of the 26th day of May 2017 by and among PHI GROUP, INC., a company duly organized and existing under the laws of the State of Nevada, U.S.A., with principal business address at 5348 Vegas Drive, # 237, Las Vegas, Nevada 89108, U.S.A., hereinafter referred to as "PHI," Maxagro SRL, a company duly organized and existing under the laws of Romania, with its principal offices at Str. Carpati nr. 70, Gataia, Jud. Timis, Romania, hereinafter referred to as "MXG," and a majority of shareholders of MXG, hereinafter referred to as "the Shareholders."	PREZENTUL CONTRACT DE VÂNZARE-CUMPĂRARE DE PĂRŢI SOCIALE PRIVATE (prezentul „Contract") este încheiat la data de 26 mai 2017 de către şi între societatea PHI GROUP, INC., o societate organizată şi care funcţionează în conformitate cu legile statului Nevada, SUA, cu sediul social la adresa 5348 Vegas Drive, # 237, Las Vegas, Nevada 89108, SUA, denumită în cele ce urmează „PHI", Maxagro SRL, o societate organizată şi care funcţionează în conformitate cu legea română, cu sediul social la adresa Str. Carpaţi nr. 70, Gătaia, judeţul Timiş, România, denumită în cele ce urmează „MXG" şi o majoritate a asociaţilor MXG, denumiţi în cele ce urmează „Asociaţi".
RECITALS	**CONSIDERENTE**
WHEREAS, on April 10, 2017, PHI and MXG signed a Memorandum of Understanding (MOU) to set the guidelines for further negotiations between the two parties towards the execution of one or more definitive agreements between PHI and MXG with respect to any or a combination of the following:	ÎNTRUCÂT, la 10 aprilie 2017, PHI şi MXG au semnat un Memorandum de Înţelegere (MOU) pentru a stabili orientările în vederea continuării negocierilor dintre cele două părţi cu scopul încheierii unuia sau a mai multor contracte definitive între PHI şi MXG cu privire la oricare din sau o combinaţie dintre următoarele:
(a) Recapitalization of and raising capital for MXG to acquire additional farmland and grow its business as may be needed;	(a) Recapitalizarea şi mărirea de capital social pentru ca MXG să achiziţioneze teren agricol suplimentar şi să îşi extindă activitatea în măsura în care este necesar;
(b) Introducing new products and technologies to MXG;	(b) Prezentarea de noi produse şi tehnologii către MXG;
(c) Transferring of farming technologies and organic farming techniques to MXG to potentially improve and grow its business;	(c) Transferul de tehnologii agricole şi de tehnici de agricultură ecologică către MXG în vederea unei posibile îmbunătăţiri şi extinderi a activităţii;
(d) Introducing new markets for MXG's products;	(d) Prezentarea de noi pieţe pentru produsele MXG;
(e) Assisting MXG in its corporate strategy through internal growth and mergers and acquisitions;	(e) Acordarea de asistenţă societăţii MXG în ce priveşte strategia sa societară prin creştere internă, fuziuni şi achiziţii;
(f) Potential acquisition of a majority interest and investment in MXG by PHI; and	(f) Posibila achiziţie a unei participaţii majoritare şi realizarea de investiţii în MXG de către PHI; şi
(g) Taking MXG public in the U.S. and European Stock Markets, either directly or indirectly, to create a platform for MXG to access the capital markets for further growth	(g) cotarea MXG pe pieţele de capital din SUA şi Europa, direct sau indirect, în vederea creării unei platforme pentru ca MXG să acceseze pieţele de capital în vederea dezvoltării şi

and expansion.	extinderii ulterioare.
BASIC TRANSACTION MXG has been doing business under the name of Maxagro SRL from inception through the present. Except as provided herein, the list of Shareholders and their respective stock holdings in MXG is set forth in attached Exhibit 3(Certificat Constatator). This Agreement contemplates a transaction in which, pursuant to the terms and subject to the conditions set forth herein, PHI will receive from the Shareholders, and the Shareholders will deliver to PHI Fifty One Percent (51%) of all the issued and outstanding common stock of MXG owned by the Shareholders upon the closing of this transaction, in exchange for certain good and valuable considerations from PHI, as set forth below. NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:	**TRANZACŢIA DE BAZĂ** MXG şi-a desfăşurat activitatea sub denumirea de Maxagro SRL de la început şi până în prezent. Cu excepţia situaţiilor prevăzute în prezentul, lista Asociaţilor şi a participaţilor acestora în MXG este prezentată în Anexa 3 la prezentul (Certificat Constatator). Prezentul Contract prevede o tranzacţie în care, în conformitate cu condiţiile şi termenii prevăzuţi în prezentul, PHI va primi de la Asociaţi, iar Asociaţii vor furniza PHI Cincizeci şi Unu la Sută (51%) din totalul de părţi sociale create şi aflate în circulaţie ale MXG deţinute de Asociaţi la încheierea prezentei tranzacţii, în schimbul unei contraprestaţii corespunzătoare din partea PHI, conform celor prevăzute mai jos. ACUM, DIN ACEST MOTIV, luând în considerare înţelegerile şi acordurile reciproce conţinute în prezentul, precum şi alte contraprestaţii corespunzătoare, a căror primire şi suficienţă sunt recunoscute în prezentul, părţile la prezentul, care intenţionează să fie obligate din punct de vedere juridic, convin cele ce urmează:
SECTION 1. STOCK PURCHASE AND SALE BETWEEN PHI AND THE SHAREHOLDERS. (a) STOCK PURCHASE AND SALE. Pursuant to the terms and subject to the conditions set forth herein, at the Closing (as defined below), the Shareholders shall transfer and deliver to PHI and PHI shall receive from the Shareholders Fifty One percent (51%) of all the issued and outstanding common stock or a certificate of ownership representing Fifty One percent (51%) of equity interest in MXG ("Exchange Ownership"), in exchange for cash and/or other considerations, as detailed pursuant to Section 1. (b)(ii) (C) below. (b) THE CLOSING. (i) THE CLOSING DATE. The closing of the purchase and sale of stock ownership between PHI and the Shareholders (the "CLOSING") shall take place at the offices of either PHI or MXG at 10:00 a.m. local time on a date to be determined by the Parties herein following the completion of both an independent business	**CAPITOLUL 1: CUMPĂRAREA ŞI VÂNZAREA DE PĂRŢI SOCIALE ÎNTRE PHI ŞI ASOCIAŢI.** (a) CUMPĂRAREA ŞI VÂNZAREA DE PĂRŢI SOCIALE. În conformitate cu termenii şi în condiţiile prevăzute în prezentul, la Încheiere (aşa cum este definită mai jos), Asociaţii vor transfera şi furniza PHI, iar PHI va primi de la Asociaţi Cincizeci şi Unu la Sută (51%) din totalul de părţi sociale create şi aflate în circulaţie sau un certificat de proprietate reprezentând Cincizeci şi Unu la Sută (51%) din participaţia la capitalul propriu în MXG („Schimbarea Dreptului de Proprietate"), în schimbul numerarului sau al altor contraprestaţii, conform celor prevăzute la Capitolul 1. (b)(ii) (C) de mai jos. (b) ÎNCHEIERE. (i) DATA ÎNCHEIERII. Încheierea cumpărării şi vânzării dreptului de proprietate asupra părţilor sociale între PHI şi Asociaţi („ÎNCHEIERE") va avea loc fie la birourile PHI, fie la cele ale MXG la ora 10:00 ora locală, la o dată care va fi stabilită de către Părţile la prezentul în urma finalizării atât a unei evaluări

appraisal and a financial audit of MXG in accordance with the U.S. GAAP (Generally Accepted Accounting Principles) by a PCAOB-registered auditing firm, as stipulated hereunder, or as extended by mutual consent of the parties pursuant to this agreement. The date of the Closing hereunder is referred to herein as the "CLOSING DATE." All parties herein shall use their best efforts to complete the above-mentioned independent business appraisal and a financial audit within sixty (60) days following the signing of this Agreement. All parties further agree that this Agreement shall be terminated and become null and void if this transaction is not closed on or before August 08, 2017 ("Final Closing Date"), unless extended by mutual consent of all parties.	independente a activității, cât și a unui audit financiar al MXG în conformitate cu GAAP SUA (Principiile Contabile Generale Acceptate ale SUA), de către o firmă de audit înregistrată în PCAOB, astfel cum se prevede mai jos, sau așa cum este aceasta prelungită prin acordul reciproc al părților în temeiul prezentului contract. Data Încheierii de mai jos este denumită în prezentul „DATA ÎNCHEIERII". Toate părțile din prezentul vor depune toate eforturile în vederea finalizării evaluării independente a activității menționate mai sus și a unui audit financiar în termen de saizeci (60) de zile de la semnarea prezentului Contract. Toate părțile convin, de asemenea, că prezentul Contract va fi reziliat și va deveni nul și neavenit în cazul în care această tranzacție nu este încheiată la sau până la data de 08 Iulie 2017 („Data Finală a Încheierii"), cu excepția situației în care este prelungită prin acordul tuturor părților.
(ii) CLOSING PROCEDURES. Subject to the conditions set forth in this Agreement:	(ii) PROCEDURI DE ÎNCHEIERE. Sub rezerva condițiilor prevăzute în prezentul Contract:
(A) ADDENDUM TO AGREEMENT. Within ten (10) business days of the completion of the above-mentioned independent business appraisal and financial audit, all the parties herein shall execute an Addendum to this Agreement to fix the price of the Exchange Ownership ("Purchase and Sale Price"), the Closing Date and any necessary amendments before the Closing. All the parties herein shall agree to rely on the opinion of one or more reputable, qualified independent business valuation firms to mutually agree on the fair value of the Purchase and Sale Price.	(A) ACT ADIȚIONAL LA CONTRACT. În termen de zece (10) zile lucrătoare de la finalizarea evaluării independente a activității și a auditului financiar menționate anterior, toate părțile la prezentul vor întocmi un Act Adițional la prezentul Contract pentru a stabili prețul de Schimbare a Dreptului de Proprietate („Prețul de Vânzare-Cumpărare"), Data Încheierii și orice modificări necesare înainte de Încheiere. Toate părțile la prezentul convin să se bazeze pe avizul uneia sau mai multor firme reputate și calificate independente de evaluare a activității pentru a conveni reciproc asupra valorii juste a Prețului de Vânare-Cumpărare.
(B) DELIVERIES AT CLOSING. At Closing the Shareholders shall deliver to PHI possession of the Exchange Ownership representing Fifty One percent (51%) of equity interest of MXG that is currently owned by the Shareholders. Simultaneously, PHI shall deliver to the Shareholders either (1): an amount of cash in lawful money that is equal to the Purchase and Sale Price that shall have been determined and agreed upon by all the parties following the completion of the independent appraisal and the financial audit as mentioned in Section 1.(b).(i) above, or (2) other considerations that shall have been agreed upon by all the parties prior to the CLOSING	(B) TRANSFERURI LA ÎNCHEIERE. La Încheiere, Asociații transferă către PHI posesia Schimbării de Dreptului de Proprietate, reprezentând Cincizeci și Unu la sută (51%) din participația MXG care este în prezent deținută de Asociați. Concomitent, PHI va transfera Asociaților fie (1): o sumă în numerar în monedă legală care este egală cu Prețul de Vânare-Cumpărare care va fi fost stabilit și convenit de toate părțile în urma finalizării evaluării independente și a auditului financiar menționate la Capitolul 1.(b).(i) de mai sus, fie (2) alte contraprestații care vor fi fost convenite de toate părțile înainte de DATA ÎNCHEIERII.

DATE.	
In case the Shareholders choose to receive stock of PHI or of a PHI's subsidiary as part of the Purchase and Sale Price, each certificate representing the PHI's shares or shares of a PHI's subsidiary will have a legend thereon in substantially the following form: THE SHARES REPRESENTED BY THE CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE RESALE OF THE SHARES UNDER THE ACT UNLESS IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, REGISTRATION IS NOT REQUIRED UNDER THE ACT. (c) TERMINATION (i) In General. This Agreement may be terminated at any time prior to the Closing only by (i) mutual written consent of PHI, MXG and the Shareholders; (ii) by either PHI, MXG or the Shareholders if any of the remaining parties shall have breached any material provisions of this Agreement and shall not have cured such breach within seven days of receiving notice of such breach by the non-breaching party; or (iii) by PHI, MXG, or the Shareholders subject to Section 1.b.(i), if the Closing shall not have occurred on or before July 24, 2017. (ii) Effects of Termination. In the event of any termination of this Agreement as provided in Section 1.c(i), this Agreement shall forthwith become wholly void and of no further force and effect, other than the parties' obligations of confidentiality and obligations with respect to the return and destruction of confidential materials set forth in Section 7(b) below, and there shall be no liability on the part of any party to another.	În cazul în care Asociații aleg să primească părți sociale ale PHI sau ale unei filiale a PHI ca parte a Prețului de Vânare-Cumpărare, fiecare certificat reprezentând părțile sociale ale PHI sau părțile sociale ale unei filiale a PHI va avea o inscrpție pe acesta în mod substanțial de următoarea formă: PĂRȚILE SOCIALE REPREZENTATE DE CERTIFICAT NU AU FOST ÎNREGISTRATE ÎN CONFORMITATE CU LEGEA PRIVIND VALORILE MOBILIARE DIN 1933, ASTFEL CUM A FOST MODIFICATĂ („LEGEA"). PĂRȚILE SOCIALE AU FOST DOÂNDITE PENTRU INVESTIȚII ȘI NU POT FI VÂNDUTE SAU TRANSFERATE ÎN ABSENȚA UNEI DECLARAȚII EFECTIVE DE ÎNREGISTRARE PENTRU REVÂNZAREA PĂRȚILOR SOCIALE, ÎN BAZA LEGII, CU EXCEPȚIA SITUAȚIEI ÎN CARE, ÎN OPINIA CONSILIERULUI JURIDIC SATISFĂCĂTOARE PENTRU SOCIETATE, ÎNREGISTRAREA NU ESTE PREVĂZUTĂ DE LEGE. (c) REZILIERE (i) În general. Prezentul Contract poate fi reziliat oricând înainte de Încheiere numai prin (i) acordul scris al PHI, MXG și al Asociaților; (ii) de fiecare dintre PHI, MXG sau Asociați în cazul în care oricare dintre părțile rămase va fi încălcat orice prevederi importante ale prezentului Contract și nu va fi corectat această încălcare în termen de șapte zile de la primirea notificării de încălcare de la partea care nu a încălcat; sau (iii) de către PHI, MXG sau Asociații conform Capitolului 1.b.(i), dacă Încheierea nu a avut loc la sau înainte de 24 iulie 2017. (ii) Efectele Rezilierii. În cazul unei denunțări a prezentului Contract conform prevederilor Capitolului 1.c (i), prezentul Contract va deveni de îndată în totalitate nul și fără forță și efect, în afara obligațiilor părților privind confidențialitatea și obligațiile în ceea ce privește returnarea și distrugerea materialelor confidențiale prevăzute la Capitolul 7(b) de mai jos și nu există nici o răspundere a vreuneia dintre părți față de cealaltă.
SECTION 2. COVENANTS OF MXG	**CAPITOLUL 2. ANGAJAMENTE ALE MXG**

(a) AFFIRMATIVE COVENANTS OF MXG. Prior to the Closing Date, MXG covenants and agrees as follows:	(a) ANGAJAMENTE AFIRMATIVE ALE MXG. Înainte de Data Încheierii, MXG se angajează și convine după cum urmează:
(i) MXG will conduct its business in the ordinary course of business. Without limiting the generality of the foregoing, MXG will maintain its books and records, pay expenses and payables, bill customers, collect receivables, purchase inventory, perform all maintenance and repairs necessary to maintain its facilities and equipment in good operating condition (normal wear and tear excepted), replace inoperable, worn out or obsolete assets with assets of comparable quality, maintain an appropriate level of insurance, in each case, in the ordinary course of business in accordance with past custom and practice;	(i) MXG își va desfășura activitatea în cursul normal al activității. Fără a limita generalitatea celor de mai sus, MXG își va ține registrele și evidențele, va plăti cheltuielile și obligațiile, va factura clienților, va colecta creanțele, va achiziționa inventarul, va efectua toate lucrările de întreținere și de reparații necesare pentru a menține dotările și echipamentele sale în stare bună de funcționare (cu excepția uzurii normale), va înlocui activele nefuncționale, uzate sau depășite cu active de o calitate comparabilă, va menține un nivel adecvat al asigurării, în fiecare caz, în cursul normal al activității, în conformitate cu obiceiurile și practicile anterioare;
(ii) MXG will use reasonable best efforts to preserve present business relationships, to the extent such relationships are beneficial to MXG and its business, and to encourage MXG's employees to continue their employment with MXG both before and after the Closing;	(ii) MXG va depune eforturi rezonabile pentru a păstra relațiile comerciale existente, în măsura în care astfel de relații sunt benefice pentru MXG și activitatea sa și pentru a încuraja angajații MXG să își continue angajarea la MXG atât înainte, cât și în urma Încheierii;
(iii) MXG will cause its employees and agents (including attorneys and accountants) to, permit PHI's employees, agents, accounting and legal representatives and its and their representatives to have reasonable access at reasonable times to MXG's books, records, invoices, contracts, leases, personnel, facilities, equipment and other things reasonably related to the business and assets of MXG, wherever located;	(iii) MXG va dispune angajaților și agenților proprii (inclusiv avocați și contabili) să permită angajaților, agenților, contabililor și reprezentanților legali ai PHI și reprezentanților proprii și ai acestora accesul rezonabil la registrele, evidențele, facturile, contractele, contractele de închiriere, personalul, dotările, echipamentele și alte lucruri legate în mod rezonabil de activitățile și activele MXG, oriunde s-ar afla acestea;
(iv) MXG will promptly (once it has knowledge thereof) inform PHI in writing of any variances from the representations and warranties contained in this Agreement or any breach of any covenant hereunder by MXG;	(iv) MXG va informa în scris cu promptitudine (de îndată ce are cunoștință despre acest lucru) PHI despre orice modificări ale declarațiilor și garanțiilor conținute în prezentul Contract sau despre orice încălcare a oricăror angajamente în baza prezentului de către MXG;
(v) MXG will cooperate with PHI and use their reasonable best efforts to make all filings and applications, to give all notices and to obtain all consents necessary for the consummation of the transactions contemplated by this agreement.	(v) MXG va coopera cu PHI și va depune toate eforturile rezonabile pentru a efectua toate depunerile și întocmit toate cererile, pentru a acorda toate notificările și pentru a obține toate acordurile necesare în vederea realizării tranzacțiilor prevăzute de prezentul contract.
(vi) MXG will engage and pay fifty percent (50%) of the fees to a qualified business valuation firm and an independent PCAOB-registered auditing firm to complete an appraisal and a financial audit of MXG in accordance with the U.S. GAAP (Generally	(vi) MXG va angaja și va plăti cincizeci la sută (50%) din onorarii către o firmă calificată de evaluare a activității și o firmă independentă de audit înregistrată la PCAOB pentru a finaliza o evaluare și un audit financiar al MXG în conformitate cu GAAP din SUA (Principiile

Accepted Accounting Principles) prior to the Closing of this transaction. PHI will be responsible for paying fifty percent (50%) of these fees.	Contabile Generale Acceptate ale SUA) înainte de Încheierea prezentei tranzacţii. PHI va răspunde de plata a cincizeci la sută (50%) din aceste onorarii.
(b) NEGATIVE COVENANTS OF MXG. Prior to the Closing, without PHI's prior written consent, MXG will not, and will not cause itself to:	(b) ÎNŢELEGERI NEGATIVE ALE MXG. Înainte de Încheiere, fără acordul scris prealabil al PHI, MXG nu va şi nu va determina:
(i) except as expressly contemplated by this Agreement, take or omit to take any action which, individually or in the aggregate, could be reasonably anticipated to have a material adverse effect upon the business, financial condition, operating results, employee relations, customer relations, assets, operations, rights or business prospects of MXG; and	(i) cu excepţia cazurilor prevăzute în mod expres în prezentul Contract, luarea sau neluarea unor măsuri cu privire la care, în mod individual sau în ansamblu, s-ar putea anticipa în mod rezonabil că au un efect semnificativ negativ asupra activităţii, situaţiei financiare, rezultatelor din exploatare, relaţiilor cu angajaţii, relaţiilor cu clienţii, activelor, operaţiunilor, drepturilor sau perspectivelor de afaceri ale MXG; şi
(ii) sell, lease, license or otherwise dispose of any interest in any of MXG's tangible or intangible assets other than in the ordinary course of business, or permit any of MXG's assets or property to be subjected to any Lien; and	(ii) vânzarea, închirierea, licenţierea sau dispunerea în altă manieră de orice interes în oricare din activele corporale sau necorporale ale MXG, altele decât în cursul normal al activităţii, sau nu va permite supunerea oricăreia dintre activele sau proprietăţile MXG vreunui Drept de Retenţie; şi
(iii) except as expressly contemplated by this Agreement, terminate, modify or amend any material contract or any consent of, with or to any governmental entity or enter into any new material contract without prior consent of PHI.	(iii) cu excepţia cazului în care prezentul Contract prevede în mod expres, rezilierea, modificarea sau amendarea oricărui contract material sau oricărui acord al, cu sau către orice entitate guvernamentală sau încheierea oricărui contract material nou fără acordul prealabil al PHI.
SECTION 3. CONDITIONS TO OBLIGATION OF PHI. The obligation of PHI to consummate the transactions to be performed by it in connection with the Closing is subject to the satisfaction of the following conditions as of the Closing:	**CAPITOLUL 3. CONDIŢII PRIVIND OBLIGAŢIA PHI.** Obligaţia PHI de a încheia tranzacţiile care urmează să fie efectuate de către aceasta în legătură cu Încheierea este condiţionată de îndeplinirea următoarelor condiţii din momentul Încheierii:
(a) COMPLIANCE WITH LEGAL REQUIREMENTS. The consummation of the transactions contemplated by the transaction will not be prohibited by any Legal Requirement or subject PHI or MXG to any penalty or liability or other onerous condition arising under any Legal Requirement or imposed by any Governmental Entity.	(a) CONFORMAREA CU CERINŢELE JURIDICE. Încheierea tranzacţiilor prevăzute de tranzacţie nu va fi interzisă de nici o Prevedere Legală sau nu va supune PHI sau MXG la orice sancţiune sau răspundere sau altă condiţie dezavantajoasă care decurge din orice Prevedere Legală sau impusă de orice Entitate Guvernamentală.
(b) CONSENTS. All filings, notices, licenses and other consents of, to or with, any regulatory entity that are required for (i) the consummation of the transactions contemplated by the transaction; or (ii) for the conduct of the business of MXG as heretofore conducted, will have been duly made or	(b) ACORDURI. Toate depunerile, notificările, licenţele şi alte acorduri ale, către sau cu orice entitate de reglementare care sunt necesare pentru (i) încheierea tranzacţiilor prevăzute de tranzacţie; sau (ii) pentru desfăşurarea activităţii MXG aşa cum a fost aceasta realizată până acum, vor fi fost efectuate sau obţinute în mod

obtained by PHI and MXG from, including but not limited to Securities and Exchange Commission. All filings, notices, licenses and other Consents, as the case may be, must be filed within the required time period after the signing of this agreement. The parties will cooperate, in good faith, in providing all information to the regulatory entity or entities as is required. Further, it is agreed that time is of the essence in obtaining the required regulatory approvals, if any. It is therefore agreed that if the regulatory entities request information and documentation from the parties, the requested information and documentation will be provided within 30 calendar days from the date of the request from the regulatory entities. (c) APPROVAL OF BOARD OF DIRECTORS AND MAJORITY SHAREHOLDERS OF PHI. The board of directors and majority Shareholders of PHI shall have approved the consummation of the transactions contemplated by this Agreement on or before the Closing Date. (d) DUE DILIGENCE. PHI will have been satisfied in all material respects with the results of its business, legal, and accounting due diligence investigation and review of MXG prior to the Closing	corespunzător de către PHI şi MXG de la, inclusiv, dar fără a se limita la, Comisia pentru Valori Mobiliare şi Burse. Toate depunerile, notificările, licenţele şi alte acorduri, după caz, trebuie depuse în perioada de timp necesară după semnarea prezentului contract. Părţile vor coopera, cu bună-credinţă, la furnizarea tuturor informaţiilor entităţii sau entităţilor de reglementare, după cum este necesar. În plus, se convine că timpul este esenţial pentru obţinerea aprobărilor de reglementare necesare, dacă există. Prin urmare, se convine că, în cazul în care entităţile de reglementare solicită informaţii şi documente din partea părţilor, informaţiile şi documentele solicitate vor fi furnizate în termen de 30 de zile calendaristice de la data solicitării de către entităţile de reglementare. (c) APROBAREA CONSILIULUI DE ADMINISTRAŢIE ŞI A ASOCIAŢILOR MAJORITARI AI PHI. Consiliul de administraţie şi Asociaţii majoritari ai PHI au aprobat încheierea tranzacţiilor prevăzute de prezentul Contract la sau înainte de Data Încheierii. (d) DUE DILIGENCE. PHI va fi fost satisfăcută în toate aspectele semnificative cu rezultatele procedurii de due diligence cu privire la aspectele comerciale, juridice şi contabile şi a celei de revizuire a MXG înainte de Încheiere.
SECTION 4. CONDITIONS TO OBLIGATION OF MXG. The obligation of MXG to consummate the transactions to be performed by them in connection with the Closing is subject to satisfaction of the following conditions as of the Closing: (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of PHI set forth in Section 6 shall be true and correct at and as of the Closing Date. (b) PERFORMANCE OF COVENANTS. PHI shall have performed in all material respects all of the covenants and agreements required to be performed by it under this Agreement on or prior to the Closing Date. (c) OFFICER'S CERTIFICATE. PHI shall have delivered to MXG a certificate to the effect that each of the conditions specified in Section 4(a) and 4(b) has been satisfied. MXG may waive any condition specified in this Section 4 if it executes a writing so stating at or prior to the Closing.	**CAPITOLUL 4. CONDIŢII PRIVIND OBLIGAŢIA MXG.** Obligaţia MXG de a încheia tranzacţiile care urmează să fie efectuate de către aceasta în legătură cu Încheierea este condiţionată de îndeplinirea următoarelor condiţii din momentul Încheierii: (a) DECLARAŢII ŞI GARANŢII. Declaraţiile şi garanţiile PHI prezentate în Capitolul 6 sunt corecte şi corecte la Data Încheierii. (b) REALIZAREA ANGAJAMENTELOR. PHI trebuie să fi efectuat în toate aspectele semnificative toate angajamentele şi acordurile pe care trebuie să le îndeplinească în temeiul prezentului Contract la sau înainte de Data Încheierii. (c) CERTIFICATUL PERSOANEI OFICIALE. PHI va furniza MXG un certificat care să ateste îndeplinirea fiecăreia dintre condiţiile prevăzute în Capitolul 4 (a) şi 4 (b). MXG poate renunţa la orice condiţie prevăzută în acest Capitol 4 dacă întocmeşte un înscris care să prevadă acest lucru la sau înainte de Data

	Încheierii.
SECTION 5. REPRESENTATIONS AND WARRANTIES OF MXG. As a material inducement to PHI to enter into and perform its obligations under this Agreement, MXG represents and warrants to PHI that the statements contained in this Section 5 are true and correct as of the date hereof and will be true and correct as of the Closing Date.	**CAPITOLUL 5. DECLARAŢII ŞI GARANŢII ALE MXG.** Ca un stimulent material pentru PHI de a încheia şi de a-şi îndeplini obligaţiile în temeiul prezentului Contract, MXG declară şi garantează PHI că declaraţiile conţinute în prezentul Capitol 5 sunt adevărate şi corecte de la data prezentului şi că vor fi adevărate şi corecte începând cu Data Încheierii.
(a) ORGANIZATION OF MXG. MXG is a Romanian company, duly organized and validly existing under the laws of Romania.	(a) ORGANIZAREA MXG. MXG este o societate românească, organizată corespunzător şi valabil în conformitate cu legile din România.
(b) AUTHORIZATION; NO BREACH. The execution, delivery and performance of the transaction to which MXG is a party, have been duly authorized by MXG's Board of Directors, as the case may be.	(b) AUTORIZARE; FĂRĂ ÎNCĂLCARE. Execuţia, livrarea şi executarea tranzacţiei la care MXG este parte au fost autorizate de Consiliul de administraţie al MXG, după caz.
(c) FINANCIAL STATEMENTS. Attached hereto as Exhibit 4 is the audited balance sheets and income statements of MXG as of December 31, 2014, December 31,2015, and December 31, 2016, respectively, and unaudited balance sheets and income statements for MXG for the quarter ended March 31, 2017 . The foregoing financial statements are consistent with the books and records of MXG (which, in turn, are accurate and complete in all material respects) and present fairly the financial condition of MXG in accordance with GAAP. Since the date of the Latest Balance Sheet, there has not been any material change in the business, assets, financial condition, operating results, employee relations, customer or manager relations or business prospects of MXG not otherwise disclosed.	(c) SITUAŢII FINANCIARE. Anexa 4 la prezentul este reprezentată de bilanţurile şi contul de profit şi pierdere auditate ale MXG la 31 decembrie 2014, 31 decembrie 2015 şi, respectiv, 31 decembrie 2016 şi de bilanţurile şi contul de profit şi pierdere neauditate ale MXG pentru trimestrul încheiat la 31 martie 2017. Situaţiile financiare anterioare sunt în concordanţă cu registrele şi evidenţele MXG (care, la rândul lor, sunt corecte şi complete în toate aspectele semnificative) şi prezintă corect situaţia financiară a MXG în conformitate cu GAAP. De la data Ultimului Bilanţ, nu s-au înregistrat schimbări semnificative în ceea ce priveşte activitatea, activele, situaţia financiară, rezultatele din exploatare, relaţiile cu angajaţii, relaţiile cu clienţii sau cu managerii sau perspectivele de afaceri ale MXG care nu au fost dezvăluite în alt mod.
(d) ABSENCE OF UNDISCLOSED LIABILITIES. Except as set in Exhibit 5, MXG has no Liability and, to the knowledge of MXG, there is no basis for any proceeding, hearing, investigation, charge, complaint or claim with respect to any Liability, except for (i) Liabilities reflected on the face of Latest Balance Sheet, and (ii) Liabilities which have arisen since the date of the Latest Balance Sheet in the ordinary course of business (none of which relates to breach of contract, breach of warranty, tort, infringement, violation of or liability under any Legal Requirements, or any action, suit or proceeding and none of which is material individually or in the aggregate), except those wrriten in exhibit 8.	(d) ABSENŢA UNOR PASIVE (ANGAJAMENTE) NEDECLARATE. Cu excepţia celor expuse în Anexa 5, MXG nu are nici un Pasiv şi, conform cunoştinţelor MXG, nu există nici o bază pentru nici o procedură, audiere, investigaţie, acuzaţie, reclamaţie sau revendicare cu privire la orice Pasiv, cu excepţia (i) Pasivelor care au apărut de la data Ultimului Bilanţ în cursul normal al activităţii (nici una dintre acestea nu se referă la încălcarea contractului, încălcarea garanţiei, prejudiciu, încălcare, violare a sau răspundere în baza oricărei Prevederi Legale sau la orice acţiune, proces sau procedură şi nici una dintre acestea nu este semnificativă individual sau în total), cu exceptia celor prevazute in Anexa 8.

(e) ASSETS. Except as set forth on the attached Exhibit 6, MXG has good and marketable title to, or a valid leasehold interest in, the properties and assets used by it, located on its premises or shown on the Latest Balance Sheet or acquired thereafter, free and clear of all Liens, except for properties and assets disposed of in the ordinary course of business since the date of the Latest Balance Sheet for fair value and except for Liens disclosed on the Latest Balance Sheet (including any notes thereto) and Liens for current property taxes not yet due and payable.	(e) ACTIVE. Cu excepţia celor expuse în Anexa 6 anexată, MXG deţine un drept de proprietate valabil şi comercializabil sau un drept de închiriere valabil asupra proprietăţilor şi activelor utilizate de aceasta, amplasate în spaţiile sale sau prezentate în Ultimul Bilanţ sau dobândite ulterior, libere de orice Drept de Retenţie, cu excepţia proprietăţilor şi a activelor vândute în cursul normal al activităţii de la data Ultimului Bilanţ la valoarea justă şi cu excepţia Drepturilor de Retenţie precizate în Ultimul Bilanţ (inclusiv orice note la acesta) şi Drepturi de Retenţie pentru impozitele pe proprietate curente care nu sunt încă datorate şi de plătit.
(f) CONTRACTS AND COMMITMENTS. (i) Except as expressly contemplated by this Agreement or as set forth on the attached Exhibit 7, MXG is not a party to or bound by any written or oral contract in excess of $10,000 individually or in the aggregate exceeding $50,000.	(f) CONTRACTE ŞI ANGAJAMENTE. (i) Cu excepţia celor prevăzute în mod expres în prezentul Contract sau aşa cum este prevăzut în Anexa 7, MXG nu este parte la nici un contract scris sau verbal care depăşeşte individual valoarea de 10.000 $ sau în total valoarea de 50.000 $.
(ii) With respect to MXG's obligations thereunder and, with respect to the obligations of the other parties thereto, all of the Contracts set forth or required to be set forth on the attached Exhibit 7 or any other Schedule hereto are valid, binding and enforceable in accordance with their respective terms. MXG has performed all material obligations required to be performed by it under such Contracts and is not in default under or in breach of nor in receipt of any claim of default or breach under any such Contracts; no event has occurred which with the passage of time or the giving of notice or both would result in a default, breach or event of noncompliance by MXG under any such Contracts; and, to the knowledge of MXG and its principals, MXG is not a party to any Contract requiring it to purchase or sell goods or services or lease property above or below (as the case may be) prevailing market prices and rates.	(ii) În ceea ce priveşte obligaţiile MXG conform prezentului şi în ceea ce priveşte obligaţiile celorlalte părţi la prezentul, toate Contractele prevăzute sau cerute a fi prevăzute în Anexa 7 anexată sau în orice altă Anexă la prezentul sunt valabile, obligatorii şi executorii în conformitate cu condiţiile acestora. MXG şi-a îndeplinit toate obligaţiile materiale pe care trebuie să le îndeplinească în cadrul acestor Contracte şi nu se află în culpă, nu încalcă şi nu deţine nici o reclamaţie privind neîndeplinirea obligaţiilor sau o încălcare a acestor Contracte; nu a avut loc nici un eveniment care, cu trecerea timpului sau prin notificare, sau ambele ar avea ca rezultat o neîndeplinire, încălcare sau eveniment de neîndeplinire de către MXG în cadrul oricăror astfel de Contracte; şi, conform cunoştinţelor MXG şi ale asociaţilor săi majoritari, MXG nu este parte la nici un contract care îi cere să cumpere sau să vândă bunuri sau servicii sau să închirieze proprietăţi mai mari sau mai mici (după caz) faţă de preţurile şi cotele de piaţă care prevalează.
(iii) A true, correct and complete copy of each of the written Contracts referred to on the attached Exhibit 7 shall have been made available to PHI.	(iii) Un exemplar exact, corect şi complet din fiecare dintre Contractele scrise menţionate în Anexa 7 anexată vor fi puse la dispoziţia PHI.
(g) LITIGATION, ETC. Except as set forth on the attached Exhibit 8 and except where the liability of which is fully covered by MXG's insurance policies or programs, there are no	(g) NEÎNŢELEGERI, ETC. Cu excepţia celor prevăzute în Anexa 8 şi cu excepţia cazului în care răspunderea este acoperită integral de poliţele sau programele de asigurare ale MXG,

actions, suits, proceedings, orders, investigations or claims pending or threatened against or affecting MXG (or pending or threatened against or affecting any of the employees of MXG with respect to MXG's businesses or proposed business activities), or pending or threatened by MXG against any third party, at law or in equity, or before or by any Governmental Entity (including any actions, suits, proceedings or investigations with respect to the transactions contemplated by the transaction); neither MXG nor its principals are subject to any arbitration proceedings under collective bargaining Contracts or otherwise or, any governmental investigations or inquiries; and, there is no valid basis for any of the foregoing. Neither MXG nor its principals are subject to any judgment, order or decree of any court or other Governmental Entity, and neither MXG nor its principals have received any opinion or memorandum or legal advice from legal counsel to the effect that it is exposed, from a legal standpoint, to any liability or disadvantage which may be material to its business, except those wrriten in exhibit 8.	nu există acţiuni, procese, proceduri, ordine, investigaţii sau revendicări în curs sau iminente împotriva sau care afectează MXG (sau în curs sau iminente împotriva sau care afectează pe oricare dintre angajaţii MXG în legătură cu activităţile sau activităţile propuse ale MXG), sau în curs sau iminente ale MXG împotriva oricărei terţe părţi, în drept sau în echitate, sau în faţa sau de către orice Entitate Guvernamentală (incluzând orice acţiuni, procese, proceduri sau investigaţii privind tranzacţiile vizate de tranzacţie). Nici MXG, nici asociaţii săi majoritari nu fac obiectul nici unei proceduri arbitrale în cadrul contractelor colective de negociere sau în alte scopuri sau în cadrul oricăror investigaţii sau anchete guvernamentale, şi, nu există nici o bază valabilă pentru nici una din cele de mai sus. Nici MXG şi nici asociaţii săi majoritari nu sunt supuşi nici unei hotărâri, ordonanţe sau decret al oricărei instanţe sau alte Entităţi Guvernamentale şi nici MXG, nici asociaţii săi majoritari nu au primit nici un aviz sau un memorandum sau consiliere juridică din partea unui avocat în sensul că este expusă din punct de vedere juridic oricărei obligaţii sau dezavantaj care ar putea fi important pentru activitatea sa.
(h) INSURANCE. The attached Exhibit 9 lists and briefly describes each insurance policy maintained for or on behalf of MXG with respect to its properties, assets and business. All of such insurance policies are in full force and effect, and no default exists with respect to the obligations of MXG under any such insurance policies and MXG has not received any notification of cancellation of any of such insurance policies. The insurance coverage of MXG is of a type and amount customary for entities of similar size engaged in similar lines of business.	(h) ASIGURARE. Anexa 9 anexată enumeră şi descrie pe scurt fiecare poliţă de asigurare păstrată pentru sau în numele MXG cu privire la proprietăţile, activele şi activităţile sale. Toate aceste poliţe de asigurare sunt în vigoare şi nu există nici un fel de neplată în ceea ce priveşte obligaţiile MXG în cadrul acestor poliţe de asigurare şi MXG nu a primit nici o notificare de anulare a vreuneia dintre aceste poliţe de asigurare. Acoperirea asigurării MXG este de un astfel de tip şi pentru o astfel de sumă caracteristică unor entităţi de dimensiuni similare angajate în sectoare de activitate similare
(i) EMPLOYEES. Except as set forth on the attached Exhibit 10 MXG is not aware that any executive or key employee of MXG or any group of employees of MXG has any plans to terminate employment with MXG. Neither MXG nor, to the best of MXG's knowledge, any of its employees is subject to any non-compete, nondisclosure, confidentiality, employment, consulting or similar Contracts relating to, affecting or in conflict with the	(i) ANGAJAŢI. Cu excepţia celor prevăzute în Anexa 10 anexată, MXG nu are cunoştinţă de faptul că orice angajat cu funcţie executivă sau cheie al MXG sau orice grup de angajaţi ai MXG are intenţia de a înceta angajarea în cadrul MXG. Nici MXG, şi conform cunoştinţelor MXG, nici unul dintre angajaţii săi nu este supus prevederilor nici unui contract de neconcurenţă, nedivulgare, confidenţialitate, angajare, consultare sau similar care se referă, afectează sau este în conflict cu activităţile comerciale

present or proposed business activities of MXG. (j) COMPLIANCE WITH LAWS. Except as set forth on the attached Exhibit 11, MXG has complied with and is currently in compliance with all applicable laws, ordinances, codes, rules, requirements, regulations and other Legal Requirements of all Governmental Entities relating to the operation and conduct of its businesses or any of its properties or facilities, including all Legal Requirements relating to employment of labor, and neither MXG nor any of its principals has received notice of any violation of any of the foregoing. (k) LEASES. The attached Exhibit 12 lists all real property leased by MXG (such property is referred to herein as the "LEASED PREMISES"). The leases under which MXG leases the Leased Premises are in full force and effect and will have been reviewed by PHI prior to the Closing. (l) LICENSES AND PERMITS. The items described on Exhibit 13 constitute all of the permits, filings, notices, licenses, consents, authorizations, accreditation, waivers, approvals and the like of, to or with any Governmental Entity or any other Person (collectively, the "CONSENTS") which are required for the consummation of the transactions contemplated by the transaction or the ownership of the assets or the conduct of the business of MXG.	prezente sau propuse ale MXG. (j) RESPECTAREA LEGII. Cu excepţia prevederilor Anexei 11, MXG a respectat şi respectă în prezent toate legile, ordonanţele, codurile, regulile, cerinţele, reglementările aplicabile şi alte Prevederi Legale ale tuturor Entităţilor Guvernamentale referitoare la funcţionarea şi conducerea activităţilor sale sau a oricărora dintre proprietăţile sau unităţile sale, inclusiv toate Prevederile Legale referitoare la angajarea forţei de muncă, şi nici MXG şi nici unul dintre asociaţii săi majoritari nu a primit nici o notificare cu privire la încălcarea vreuneia dintre cele de mai sus. (k) ÎNCHIRIERE. Anexa 12 cuprinde lista tuturor bunurilor imobile închiriate de către MXG (o astfel de proprietate este denumită în prezentul „Spaţiu Închiriat"). Contractele de închiriere în baza cărora MXG închiriază Spaţiile Închiriate sunt în vigoare şi vor fi revizuite de către PHI înainte de Încheiere. (l) LICENŢE ŞI AUTORIZAŢII. Elementele descrise în Anexa 13 reprezintă toate autorizaţiile, depunerile, avizele, licenţele, acordurile, autorizaţiile, acreditările, derogările, aprobările şi altele asemănătoare, către sau ale oricărei Entităţi Guvernamentale sau oricărei alte Persoane (în mod colectiv „ACORDURI"), care sunt necesare în vederea realizării tranzacţiilor prevăzute de tranzacţie sau a dreptului de proprietate asupra activelor sau pentru desfăşurarea activităţii MXG.
SECTION 6. REPRESENTATIONS AND WARRANTIES OF PHI. As a material inducement to MXG to enter into and perform their respective obligations under this Agreement, PHI represents and warrants that the statements contained in this Section 6 are true and correct as of the date hereof and will be true and correct as of the Closing Date. (a) ORGANIZATION OF PHI. PHI is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. (b) AUTHORIZATION OF TRANSACTION. PHI has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the	**CAPITOLUL 6. DECLARAŢII ŞI GARANŢII ALE PHI.** Ca un stimulent material pentru MXG de a încheia şi de a-şi îndeplini obligaţiile în temeiul prezentului Contract, PHI declară şi garantează că declaraţiile conţinute în prezentul Capitol 6 sunt adevărate şi corecte de la data prezentului şi vor fi adevărate şi corecte începând cu Data Încheierii. (a) ORGANIZAREA PHI. PHI este o societate înmatriculată valabil, funcţionând legal şi solvabilă în temeiul legilor statului Nevada. (b) AUTORIZAREA TRANZACŢIEI. PHI deţine întreaga putere şi autoritate societară pentru a încheia şi livra prezentul Contract şi pentru a-şi îndeplini obligaţiile în baza acestuia. Prezentul Contract constituie obligaţia valabilă şi

valid and legally binding obligation of PHI, enforceable in accordance with its terms and conditions. (c) NONCONTRAVENTION. The execution, delivery and performance of the transaction to which PHI is a party do not and will not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in a violation of, or (iv) require any authorization, consent, approval, exemption or other action by or declaration or notice to any Governmental Entity pursuant to, the charter or bylaws of PHI or any material agreement, instrument or other document, or any material Legal Requirement, to which PHI or its assets is subject.	obligatorie din punct de vedere juridic a PHI, aplicabilă în conformitate cu termenii şi condiţiile sale. (c) FĂRĂ ÎNCĂLCARE. Întocmirea, livrarea şi executarea tranzacţiei la care PHI este parte nu este şi nu va (i) intra în conflict cu sau va duce la o încălcare a termenilor, condiţiilor sau prevederilor din, nu va (ii) constitui o culpă conform, nu va (iii) conduce la o încălcare a, sau nu va (iv) solicita nici o autorizare, acord, aprobare, scutire sau altă acţiune, sau o declaraţie sau o notificare către o Entitate Guvernamentală în conformitate cu statutul sau regulamentul PHI sau cu orice acord, instrument sau alt document semnificativ, sau cu orice Prevedere Legală materială la care PHI sau activele sale sunt supuse.
SECTION 7. ADDITIONAL AGREEMENTS. (a) SPECIAL PURPOSE VEHICLE. PHI will form a new entity, namely MAXAGRO INTERNATIONAL, INC. in the United States of America, as a Special Purpose Vehicle (SPV) expressly as the holding company for the acquisition of the majority shares of MXG under this Agreement. The SPV will also serve as the platform to provide financing for MXG's future business plan. (b) INVESTMENTS. PHI will invest or cause to be invested into MXG through the SPV to support MXG's growth and expansion strategy, of at least 50(fifty) Milions Euro, in a term of maximum 2(two) years from Closing Day, including but not limited to acquiring more farmland, launching new product lines, acquiring and consolidating other agriculture-related business opportunities and providing for general working capital as necessary. (c) NEW PRODUCT LINES AND TECHNOLOGIES After the signing of this Agreement, PHI shall promptly cooperate with MXG with respect to cultivating bitter melon (momordica charantia) in Timis County, Romania, and introducing new organic fertilizers and water treatment systems to MXG for organic farming as well as other matters that may deem mutually beneficial to both parties. (d) EXPENSES. Except as otherwise provided herein, PHI shall pay its own, and MXG shall	**CAPITOLUL 7. ACORDURI SUPLIMENTARE.** (a) VEHICUL CU SCOP SPECIAL. PHI va forma o entitate nouă, şi anume MAXAGRO INTERNATIONAL, INC., în Statele Unite ale Americii, ca vehicul cu destinaţie specială (SPV), în mod expres ca societate holding pentru achiziţionarea părţilor sociale majoritare ale MXG în temeiul prezentului Contract. SPV va servi, de asemenea, ca platformă pentru a oferi finanţare pentru viitorul plan de afaceri al MXG. (b) INVESTIŢII. PHI va investi sau va determina investirea în MXG prin SPV pentru a sprijini strategia de creştere şi extindere a MXG, a cel putin 50(cincizeci) milioane Euro intr-un termen de maxim 2 ani, incluzând dar fără a se limita la, achiziţionarea mai multor terenuri agricole, lansarea de noi linii de produse, achiziţionarea şi consolidarea altor oportunităţi de afaceri legate de agricultură şi asigurarea unui capital general de lucru, după caz. (c) NOI LINII ŞI TEHNOLOGII DE PRODUSE După semnarea prezentului Contract, PHI va coopera prompt cu MXG în ceea ce priveşte cultivarea castravetelui (pepenelui) amar (momordica charantia) în judeţul Timiş, România, şi prezentarea către MXG a unor noi îngrăşăminte organice şi a sistemelor de tratare a apei pentru agricultura ecologică, precum şi a altor aspecte care pot fi considerate reciproc avantajoase pentru ambele părţi. (d) CHELTUIELI. Cu excepţia cazului în care se prevede altfel în prezentul, PHI îşi va plăti propriile cheltuieli şi MXG va efectua, înainte de

prior to Closing pay MXG's expenses (including fees and expenses of legal counsel, or other representatives and consultants) incurred in connection with or related to the negotiation of this Agreement, the performance of its (and in the case of MXG) obligations hereunder and thereunder, and the consummation of the transactions contemplated by this Agreement.	Încheiere plata cheltuielilor MXG (inclusiv onorariile şi cheltuielile consilierului juridic sau ale altor reprezentanţi şi consultanţi) suportate în legătură cu sau cu privire la negocierea prezentului Contract, îndeplinirea (şi, în cazul MXG) obligaţiilor sale în baza prezentului şi care decurg din acesta, şi realizarea tranzacţiilor prevăzute de prezentul Contract.
SECTION 8. REMEDIES FOR BREACHES OF THIS AGREEMENT. (a) SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All of the representations and warranties of the Parties contained in this Agreement shall survive the Closing. (b) INDEMNIFICATION PROVISIONS. Except as provided herein, MXG will agree to protect, save, defend, indemnify, and hold harmless PHI from and against any and all expenses, damages, claims, suits, action, judgments, and/or costs whatsoever, including attorney's fees, arising out of, or in any connected with, any claim or action arising out MXG' business activities prior to closing and/or performance under this Agreement. The provisions of this section shall survive any termination or expiration of this Agreement. PHI will agree to protect, save, defend, indemnify, and hold harmless MXG and its principals from and against any and all expenses, damages, claims, suits, action, judgments, and/or costs whatsoever, including attorney's fees, arising out of, or in any way connected with, any claim or action arising out of the PHI's business activities prior to closing and/or performance under Agreement. The provisions of this section shall survive any termination or expiration of this Agreement. (c) MANNER OF PAYMENT. Any indemnification of PHI or MXG pursuant to this Section 8 shall be effected by cashier's or certified check or by wire transfer of immediately available funds from PHI or MXG, as the case may be, to an account designated by MXG or PHI, as the case may be, within 10 days after the determination of	**CAPITOLUL 8. COMPENSAŢII PENTRU ÎNCĂLCAREA PREZENTULUI CONTRACT.** (a) MENŢINEREA ÎN VIGOARE A DECLARAŢIILOR ŞI A GARANŢIILOR. Toate declaraţiile şi garanţiile părţilor conţinute în prezentul Contract vor rămâne în vigoare după Încheiere. (b) PREVEDERI PRIVIND DESPĂGUBIREA. Cu excepţia celor prevăzute în prezentul, MXG va fi de acord să protejeze, salveze, apere, despăgubească şi exonereze PHI cu privire la şi împotriva oricăror cheltuieli, daune, revendicări, costuri, acţiuni, hotărâri şi/sau costuri de orice fel, inclusiv onorarii de avocat, rezultate din sau în orice legătură cu orice revendicare sau acţiune care decurge din activităţile comerciale ale MXG înainte de încheierea şi/sau îndeplinirea în temeiul prezentului Contract. Prevederile prezentului capitol vor rămâne în vigoare şi după orice denunţare sau expirare a prezentului Contract. PHI va fi de acord protejeze, salveze, apere, despăgubească şi exonereze MXG şi asociaţii majoritari ai acesteia cu privire la şi împotriva oricăror cheltuieli, daune, revendicări, costuri, acţiuni, hotărâri şi/sau costuri de orice fel, inclusiv onorarii de avocat, rezultate din sau în orice legătură cu orice revendicare sau acţiune care decurge din activităţile comerciale ale PHI înainte de încheierea şi/sau îndeplinirea în temeiul prezentului Contract. Prevederile prezentului capitol vor rămâne în vigoare şi după orice denunţare sau expirare a prezentului Contract. (c) MOD DE PLATĂ. Orice despăgubire a PHI sau a MXG în conformitate cu prezentul Capitol 8 se efectuează prin cec de casă sau cec certificat sau prin virament al fondurilor disponibile imediat de la PHI sau MXG, după caz, într-un cont indicat de MXG sau PHI, după caz, în termen de 10 zile de la stabilirea sumei de despăgubire. Orice astfel de plăţi de despăgubire

indemnification amounts. Any such indemnification payments shall include interest at the rate of 8% per annum from the date any such Adverse Consequence is suffered or sustained to the date of such payment is due pursuant to this Section 8.2(c) and interest at a rate of 5% thereafter until such Adverse Consequences are fully paid. Interest on any such unpaid amount shall be compounded semi-annually, computed on the basis of a 360-day year. Any indemnification payments made pursuant to this Agreement shall be deemed to be adjustments to the Purchase Price for tax purposes.	trebuie să includă o dobândă la o rată de 8% pe an de la data la care o astfel de Consecinţă Negativă este suferită sau susţinută, până la data la care o astfel de plată este datorată în conformitate cu prezentul Capitol 8.2(c) şi o dobândă la o rată de 5% ulterior până când astfel de Consecinţe Negative sunt plătite integral. Dobânzile pentru o astfel de sumă neplătită se compensează semestrial, calculate pe baza unui an de 360 de zile. Orice plăţi de despăgubire efectuate în temeiul prezentului Contract se consideră a fi ajustări ale Preţului de Cumpărare în scopuri fiscale.
SECTION 9. DEFINITIONS. "ADVERSE CONSEQUENCES" means, with respect to any Person, any diminution in value, consequential or other damage, Liability, demand, claim, action, cause of action, cost, damage, deficiency, Tax, penalty, fine or other loss or expense, whether or not arising out of a third party claim, including all interest, penalties, reasonable attorneys' fees and expenses and all amounts paid or incurred in connection with any action, demand, proceeding, investigation or claim by any third party (including any Governmental Entity) against or affecting such Person or which, if determined adversely to such Person, would give rise to, evidence the existence of, or relate to, any other Adverse Consequences and the investigation, defense or settlement of any of the foregoing. "CONTRACT" means any agreement, contract, instrument, commitment, lease, guaranty, indenture, license, or other arrangement or understanding between parties or by one party in favor of another party, whether written or oral. "GAAP" means United States generally accepted accounting principles. "GOVERNMENTAL ENTITY" means the United States of America or Romania, respectively, any state, province, county, district or other political subdivision thereof or any entity exercising executive, legislative, judicial, regulatory or administrative functions of government. "LIABILITY" means any liability, debt, obligation, deficiency, tax penalty, fine, claim,	**CAPITOLUL 9. DEFINIŢII.** „CONSECINŢE NEGATIVE" înseamnă, în ceea ce priveşte orice Persoană, orice diminuare a valorii, daune indirecte sau alte daune, Răspundere, cerere, revendicare, acţiune, cauză de acţiune, costuri, daune, deficienţe, Impozite, penalităţi, amendă sau alte pierderi sau cheltuieli, indiferent dacă rezultă sau nu din revendicarea unei terţe părţi, inclusiv toate dobânzile, penalităţile, onorariile şi cheltuielile rezonabile de avocat şi toate sumele plătite sau suportate în legătură cu orice acţiune, cerere, procedură, investigaţie sau revendicare din partea oricărei părţi terţe (incluzând orice Entitate Guvernamentală) împotriva sau afectând o astfel de Persoană sau care, dacă ar fi stabilite în mod negativ pentru o astfel de Persoană, ar da naştere, dovedi existenţa sau referi la orice alte Consecinţe Negative şi destinate investigării, apărării sau soluţionării oricăreia dintre cele de mai sus. „CONTRACT" înseamnă orice acord, contract, înscris, angajament, contract de închiriere, garanţie, acord, licenţă sau alt aranjament sau înţelegere între părţi sau de către o parte în favoarea unei alte părţi, indiferent dacă este sub formă scrisă sau verbală. „GAAP" înseamnă principiile contabile general acceptate din Statele Unite. „ENTITATE GUVERNAMENTALĂ" înseamnă Statele Unite ale Americii sau România, respectiv, orice stat, provincie, judeţ, district sau altă subdiviziune politică a acestora sau orice entitate care exercită funcţii executive, legislative, de reglementare sau administrative ale guvernului. „RĂSPUNDERE" înseamnă orice răspundere, datorie, obligaţie, deficienţă, penalitate fiscală,

cause of action or other loss, cost or expense of any kind or nature whatsoever, whether asserted or unasserted, absolute or contingent, accrued or un-accrued, liquidated or un-liquidated, and whether due or become due and regardless of when asserted. "LEGAL REQUIREMENT" means any requirement arising under any law, rule or regulation or any determination or direction of any arbitrator or any Governmental Entity. "ORDINARY COURSE OF BUSINESS" means the ordinary course of the MXG's business consistent with past custom and practice, including as to frequency and amount. "PARTY" means any party hereto. "PCAOB" means "Public Company Accounting Oversight Board."	amendă, revendicare, cauză de acţiune sau altă pierdere, cost sau cheltuială de orice fel sau de orice natură, indiferent dacă este declarată sau nedeclarată, absolută sau contingentă, acumulată sau neacumulată, lichidată sau nelichidată şi indiferent dacă este scadentă sau devine scadentă şi indiferent de momentul declarării. „PREVEDERE LEGALĂ" înseamnă orice prevedere care decurge din orice lege, normă sau reglementare sau orice decizie sau îndrumare a oricărui arbitru sau a oricărei Entităţi Guvernamentale. „CURSUL NORMAL DE ACTIVITATE" înseamnă cursul obişnuit al activităţii MXG în concordanţă cu obiceiurile şi practicile trecute, inclusiv în ceea ce priveşte frecventa şi volumul. „PARTE" înseamnă orice parte la prezentul. „PCAOB" înseamnă „Comitetul de Supraveghere a Contabilităţii Companiei Publice".
SECTION 10. MISCELLANEOUS. (a) NO THIRD BENEFICIARIES. This Agreement shall not confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns. (b) ENTIRE AGREEMENT. This Agreement (including the documents referred to herein) constitutes the entire agreement between the Parties and supersedes any prior understandings, agreements or representations by or between the Parties, written or oral, that may have related in any way to the subject matter hereof. (c) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns, but neither this Agreement nor any of the rights or obligations hereunder may be assigned (whether by operation of law, through a change in control or otherwise) by MXG without the prior written consent of PHI, or by PHI (except as otherwise provided in this Agreement) without the prior written consent of MXG. PHI may (at any time prior to the Closing), at its sole discretion, assign, in whole or in part, its rights and obligations pursuant to this Agreement to one or more of its Affiliates. For purposes hereof, PHI's "Affiliates" include Affiliates which may be organized subsequent to the date hereof. PHI may assign all or any	**CAPITOLUL 10. DIVERSE.** (a) FĂRĂ TERŢI BENEFICIARI. Prezentul Contract nu va conferi nici un fel de drepturi sau despăgubiri oricărei alte Persoane în afara Părţilor şi succesorilor acestora şi cesionarilor permişi. (b) CONTRACT COMPLET. Prezentul Contract (inclusiv documentele la care se face referire în acesta) reprezintă întregul acord între Părţi şi înlocuieşte orice înţelegeri, convenţii sau declaraţii anterioare ale unei Părţi sau între Părţi, în scris sau verbale, care ar putea avea legătură în orice fel cu obiectul prezentului Contract. (c) SUCCESORI ŞI CESIONARI. Prezentul Contract este obligatoriu şi intră în vigoare în beneficiul Părţilor menţionate în prezentul şi al succesorilor lor şi al cesionarilor permişi, dar nici prezentul Contract, nici vreunul din drepturile sau obligaţiile ce decurg din acesta nu pot fi cesionate (fie prin aplicarea legii, prin modificarea conducerii sau altfel) de către MXG fără acordul scris prealabil al PHI sau de către PHI (cu excepţia cazului în care se prevede altfel în prezentul Contract) fără acordul prealabil scris al MXG. PHI poate (oricând înainte de Încheiere), la alegerea sa exclusivă, să cesioneze, în totalitate sau în parte, drepturile şi obligaţiile sale în temeiul prezentului Contract uneia sau mai multora dintre societăţile sale afiliate. În acest scop, „Societăţile Afiliate" ale PHI includ Societăţi Afiliate care pot fi organizate ulterior

portion of this Agreement and the other agreements contemplated hereby (including rights hereunder and thereunder), including its rights to indemnification, to any of its or its Affiliates' (whether prior to or subsequent to the Closing) lenders as collateral security. After the Closing, PHI may assign this Agreement and its rights and obligations hereunder in connection with a (i) merger or consolidation involving PHI or any of its Affiliates, (ii) a sale of stock or assets of PHI or any of its Affiliates or (iii) dispositions of the business of the Partnership or any part thereof.	datei de față. PHI poate cesiona întregul sau orice părți din prezentul Contract și celelalte contracte avute în vedere (inclusiv drepturile din acesta și din acestea), inclusiv drepturile sale de despăgubire, oricăruia dintre creditorii Societăților sale Afiliate (indiferent dacă este înainte sau după Încheiere) sub formă de garanție suplimentară. După Încheiere, PHI poate cesiona prezentul Contract și drepturile și obligațiile sale în baza prezentului în legătură cu o (i) fuziune sau consolidare care implică PHI sau oricare dintre Societățile sale Afiliate; (ii) o vânzare de acțiuni sau active ale PHI sau ale oricărei Societăți Afiliate sau (iii) dispozițiile referitoare la activitatea Parteneriatului sau la orice parte a acestuia.
(d) COUNTERPARTS. This Business Combination and Investment Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. (e) HEADINGS. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement. (f) NOTICES. All notices, requests, demands, claims, and other communications hereunder shall be in writing. Any notice, request, demand, claim or other communication hereunder shall be deemed duly given when delivered personally to the recipient or sent to the recipient by telecopy (receipt confirmed) or by reputable express courier service (charges prepaid), and addressed to the intended recipients as set forth below:	(d) EXEMPLARE. Prezentul Contract de Investiții și Combinări de Societăți poate fi întocmit în două sau mai multe exemplare, fiecare dintre acestea fiind considerat original, dar toate constituind împreună unul și același înscris. (e) TITLURI. Titlurile capitolelor conținute în prezentul Contract sunt inserate numai pentru ușurință și nu afectează în nici un fel semnificația sau interpretarea prezentului Contract. (f) NOTIFICĂRI. Toate notificările, cererile, solicitările, revendicările și alte comunicări în baza prezentului trebuie să fie în scris. Orice notificare, cerere, solicitare, revendicare sau altă comunicare în baza prezentului se consideră a fi înaintată efectiv, atunci când este livrată personal destinatarului sau transmisă destinatarului prin fax (primire confirmată) sau printr-un serviciu de curierat cu reputație (taxe preplătite) și adresată destinatarilor vizați conform celor prevăzute mai jos:
IF TO PHI: PHI GROUP, INC. Attn: Henry Fahman 5348 Vegas Drive # 237 Las Vegas, NV 89108, U.S.A. Telephone: (702) 475-5430 Facsimile: (702) 472-8556 Email: henry@phiglobal.com IF TO MXG: Maxagro Farm SRL Attn: Ianco Zifceak, Representative Str. Carpati nr. 70, Gataia, Jud. Timis, Romania	DACĂ ESTE DESTINATĂ PHI: PHI GROUP, INC. În atenția: Henry Fahman 5348 Vegas Drive # 237 Las Vegas, NV 89108, S.U.A. Telefon: (702) 475-5430 Faxl: (702) 472-8556 Email: henry@phiglobal.com DACĂ ESTE DESTINATĂ MXG: Maxagro Farm SRL În atenția: Ianco Zifceak, Reprezentant Str. Carpați nr. 70, Gătaia, Județul Timiș, România

Telephone: (40) 734886973 E-mail: ianco.zifceak@maxagro.ro	Telefon: (40) 734886973 E-mail: ianco.zifceak@maxagro.ro
IF TO THE SHAREHOLDERS: Ianco Zifceak, an individual Str. Carpati nr. 70, Gataia, Jud. Timis, Romania Telephone: (40) 734886973 E-mail: ianco.zifceak@maxagro.ro	DACĂ ESTE DESTINATĂ ASOCIAŢILOR: Ianco Zifceak, persoană fizică Str. Carpaţi nr. 70, Gătaia, Judeţul Timiş, România Telefon: (40) 734886973 E-mail: ianco.zifceak@maxagro.ro
Any Party may send any notice, request, demand, claim or other communication hereunder to the intended recipient at the address set forth above using any other means, but no such notice, request, demand, claim or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Party notice in the manner herein set forth.	Oricare dintre Părţi poate trimite orice notificare, cerere, solicitare, revendicare sau altă comunicare în baza prezentului destinatarului vizat la adresa indicată mai sus, folosind orice alt mijloc şi o astfel de notificare, cerere, solicitare, revendicare sau altă comunicare se consideră a fi înaintată efectiv doar când aceasta este efectiv primită de destinatarul vizat. Orice Parte poate schimba adresa la care vor fi transmise notificările, cererile, solicitările, revendicările şi alte comunicări în baza prezentului prin înştiinţarea celeilalte Părţi în modul descris mai sus.
(g) GOVERNING LAW AND ARBITRATION. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada and the laws of Romania without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any jurisdiction other than the State of Nevada and Romania. All disputes between or among PHI, MXG or the Shareholders hereunder shall be settled by arbitration before a single arbitration pursuant to the rules of the International Chamber of Commerce in Bucharest, Romania; provided, however, that (a) the parties shall be permitted to have discovery in accordance with the U.S. Federal Rules of Civil Procedure and (b) any award pursuant to such arbitration shall be accompanied by a written opinion of the arbitrator giving the reasons for the award. A request for arbitration shall be evidenced by the party requesting arbitration giving notice of the intention to arbitrate in accordance with the provisions of Section 10(f) hereof. The arbitrator shall be selected by the joint agreement of PHI, MXG, and the Shareholders but if they do not so agree within 20 days of the date of a request for arbitration, the selection shall be made pursuant to the rules of the International Arbitration Association. The	(g) LEGEA CARE GUVERNEAZĂ ŞI ARBITRAJ. Prezentul Contract este guvernat de şi interpretat în conformitate cu legile statului Nevada şi cu legile României, fără a pune în aplicare orice prevedere sau regulă privind alegerea sau conflictul de legi care ar determina aplicarea legilor oricărei alte jurisdicţii decât cea a statului Nevada şi a României. Toate neînţelegerile dintre sau în rândul PHI, MXG sau al Asociaţilor din prezentul vor fi soluţionate prin arbitraj în faţa unui singur arbitru, în conformitate cu regulile Camerei Internaţionale de Comerţ din Bucureşti, România; cu condiţia ca: (a) părţilor să li se permită să prezinte probele în conformitate cu Regulile federale de procedură civilă ale Statelor Unite şi (b) orice hotărâre pronunţată în temeiul unui astfel de arbitraj va fi însoţită de un aviz scris al arbitrului care să prezinte motivele hotărârii. O cerere de arbitraj se dovedeşte de către partea care solicită arbitrajul prin care se anunţă intenţia de a arbitra în conformitate cu prevederile Capitolului 10(f) din prezentul. Arbitrul va fi ales prin acordul comun al PHI, MXG şi Asociaţilor, dar în cazul în care aceştia nu cad de acord în termen de 20 de zile de la data cererii de arbitraj, alegerea se va face în conformitate cu regulile Asociaţiei Internaţionale de Arbitraj. Hotărârea pronunţată

award rendered by the arbitrator shall be final, conclusive and binding upon the parties hereto, and judgment upon the award rendered may be entered by a Romanian, U.S. or International Court having jurisdiction. Each party waives any right of appeal it may have. Nothing herein set forth shall prevent PHI, MXG or the Shareholders from settling any dispute by mutual agreement at any time.

de arbitru va fi definitivă, finală şi obligatorie pentru părţile implicate, iar hotărârea judecătorească pronunţată asupra hotărârii pronunţate poate fi introdusă de o instanţă română, americană sau internaţională care are competenţă. Fiecare parte renunţă la orice drept de recurs. Nici o prevedere prevăzută în prezentul nu va împiedica PHI, MXG sau Asociaţii să soluţioneze orice neînţelegere de comun acord în orice moment.

(h) AMENDMENTS AND WAIVERS. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the Parties hereto. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

(h) MODIFICĂRI ŞI RENUNŢĂRI. Nici o modificare a oricărei prevederi din prezentul Contract nu este valabilă decât dacă aceasta va fi făcută în scris şi va fi semnată de către Părţile la prezentul. Nu se va considera că nici o renunţare din partea unei Părţi cu privire la orice culpă, declaraţie falsă sau încălcare a garanţiei sau înţelegerii conform prezentului, intenţionată sau nu, se va extinde asupra oricărei culpe, declaraţii false sau încălcări a garanţiei sau înţelegerii conform prezentului, anterioare sau ulterioare, sau nu va afecta în nici un fel orice drepturi care rezultă în virtutea oricărui astfel de eveniment anterior sau ulterior.

(i) INCORPORATION OF SCHEDULES. The Exhibits identified in this Agreement are incorporated herein by reference and made a part hereof.

(i) ÎNCORPORAREA ANEXELOR. Anexele identificate în prezentul Contract sunt încorporate în prezentul prin trimitere şi fac parte integrantă din acesta.

(j) SEVERABILITY OF PROVISIONS. If any covenant, agreement, provision or term of this Agreement is held to be invalid for any reason whatsoever, then such covenant, agreement, provision or term will be deemed severable from the remaining covenants, agreements, provisions and terms of this Agreement and will in no way affect the validity or enforceability of any other provision of this Agreement.

(j) SEPARABILITATEA PREVEDERILOR. În cazul în care orice înţelegere, acord, prevedere sau condiţie a prezentului Contract este considerată nulă din orice motiv, atunci o astfel de înţelegere, acord, prevedere sau condiţie este considerată separabilă de restul înţelegerilor, acordurilor, prevederilor sau condiţiilor din prezentul Contract şi nu afectează în nici un fel valabilitatea sau aplicabilitatea nici unei alte prevederi din prezentului Contract.

(k) SUCCESSOR LAWS. Any reference to any particular Code section or any other Legal Requirement will be interpreted to include any revision of or successor to that section regardless of how it is numbered or classified.

(k) LEGISLAŢIE SUBSECVENTĂ. Orice referire la un anumit capitol al Codului sau la orice altă Prevedere Legală va fi interpretată ca incluzând orice revizuire sau continuare a capitolului respectiv, indiferent de modul în care este numerotată sau clasificată.

(l) DELIVERY BY FACSIMILE. This Agreement and any signed Contract entered into in connection herewith or contemplated hereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine, shall be treated in all manner and respects as an original Contract

(l) TRANSMITERE PRIN FAX. Prezentul Contract şi orice Contract semnat încheiat în legătură cu acesta sau avut în vedere în prezentul, precum şi orice modificări la prezentul sau la acestea, în măsura în care sunt semnate şi transmise prin fax, este considerat în toate manierele şi privinţele ca un Contract

and shall be considered to have the same binding legal effects as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such Contract, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such Contract shall raise the use of a facsimile machine to deliver a signature or the fact that any signature or Contract was transmitted or communicated through the use of facsimile machine as a defense to the formation of a Contract and each such party forever waives any such defense.	original şi se va considera că va avea aceleaşi efecte juridice obligatorii ca şi cum ar fi reprezentat versiunea originală semnată a acestuia şi transmisă personal. La cererea oricăreia dintre părţile la prezentul sau la orice asemenea Contract, cealaltă parte la prezentul sau la acestea va reîntocmi exemplarele originale ale acestora şi le va transmite tuturor celorlalte părţi. Nici o parte la prezentul sau la orice asemenea Contract nu va invoca utilizarea unui fax pentru a transmite o semnătură sau faptul că orice semnătură sau Contract a fost transmis sau comunicat prin utilizarea faxului drept mijloc de apărare a înfiinţării unui Contract şi fiecare dintre aceste părţi renunţă pentru totdeauna la orice astfel de apărare.
(m) ATTORNEY FEE AND COST PROVISION. In the event that either party hereto shall commence any action or arbitration proceeding against the other party hereto arising out of or in connection with this Agreement, or contesting the validity of this Agreement or any provision hereof, the prevailing party shall be entitled to recover from the other party reasonable attorney's fees and related costs, fees and expenses incurred by the prevailing party in connection with such action or proceeding.	(m) ONORARIU DE AVOCAT ŞI ALOCAREA COSTURILOR. În cazul în care oricare dintre părţile la prezentul iniţiază o acţiune în justiţie sau o procedură de arbitraj împotriva celeilalte părţi la prezentul, care decurge din sau în legătură cu prezentul Contract sau contestă valabilitatea prezentului Contract sau a oricărei prevederi din acesta, partea câştigătoare are dreptul să recupereze de la cealaltă parte onorarii rezonabile de avocat şi costurile, onorariile şi cheltuielile aferente suportate de partea câştigătoare în legătură cu o astfel de acţiune sau procedură.
IN WITNESS WHEREOF, the Parties have executed this Private Stock Purchase and Sale Agreement as of the date first above written. Dated: May 27, 2017 **"PHI"**: PHI Group, Inc. By: ______ Henry D. Fahman, Chairman & CEO Dated: 27.05.2017 **"MXG"**: Maxagro Farm, SRL. By: ______ Ianco Zifceak, Representative	DREPT PENTRU CARE, Părţile au întocmit prezentul Contract de Vânzare-Cumpărare de Părţi Sociale Private la data menţionată mai sus. Data: May 27, 2017 **„PHI"**: PHI Group, Inc. Prin: ______ Henry D. Fahman, Chairman & CEO Data: 27.05.2017 **„MXG"**: Maxagro Farm, SRL. Prin: ______ Ianco Zifceak, Reprezentant